Exhibit 99.1

Donald P. Hileman P resident & Chief Executive Officer Kevin T. Thompson Executive Vice President & Chief Financial Officer Investor Update June 2016

The issuer has filed a registration statement including a prospectus, and will file a related supplement with the Securities and Exchange Commission (“SEC”), for the offering to which this communication relates. Before you invest, you should read the prospectus, the prospectus supplement and any other documents the issuer has filed or will file with the SEC for more complete information about the issuer and this offering. This presentation may contain certain forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements may include, but are not limited to, all statements regarding intent, beliefs, expectations, projections, forecasts and plans of First Defiance Financial Corp. and its management, and specifically include statements regarding: changes in economic conditions, the nature, extent and timing of governmental actions and reforms, future movements of interest rates, the production levels of mortgage loan generation, the ability to grow loans and deposits, the ability to benefit from a changing interest rate environment, the ability to sustain credit quality ratios at current or improved levels, the ability to sell OREO properties, the continued strength of First Federal Bank of the Midwest in its market area, and the ability of First Defiance to grow in existing and adjacent markets. These forward - looking statements involve numerous risks and uncertainties, including those inherent in general and local banking, insurance and mortgage conditions, competitive factors specific to markets in which First Defiance and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions or capital market conditions and other risks and uncertainties detailed from time to time in the First Defiance’s SEC filings, including First Defiance’s Annual Report on Form 10 - K for the year ended December 31, 2015. One or more of these factors have affected or could in the future affect First Defiance’s business and financial results and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurances that the forward - looking statements included in this investor presentation will prove to be accurate. In light of significant uncertainties in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by First Defiance or any other persons, that the objectives and plans of First Defiance will be achieved. All forward - looking statement made in this investor presentation are based on information presently available to the management of First Defiance. First Defiance assumes no obligation to update any forward - looking statements. Forward - Looking Statements 2

Company Overview 3

Company Profile Our unwavering focus for over 90 years: Community Financial Services • Consolidated Assets of $2.36 billion (03/31/16) • First Federal Bank of the Midwest: • 34 banking centers in 3 states; 41 ATM locations • Trust and Wealth Management Services • Columbus LPO established 2014 • First Insurance Group: • $10.1 million in commissions - LTM • Specializes in Property & Casualty and Group Health & Life Insurance • 6 locations throughout the bank’s footprint • Built from agencies acquired - 1998 to 2015 4

Investment Highlights • Community leaders with deep roots in the communities we have served since the 1920s • Experienced and disciplined management team • Strong tangible capital levels • Stable core deposit base, changing mix • Historically stable and strong net interest margin • Strong and diversified balance sheet • Market leader in northwest Ohio 5

The First Defiance Market 6 • Fort to Port Growth Corridor • Fort Wayne, IN to Toledo, OH • Expansion of transportation • Railroad • Logistics projects linked to our transportation assets • InterModal North Baltimore • Regional distribution centers • Food manufacturing • Unemployment consistent with National rate (4.5%, April 2016, source SNL) Local Economy

Strategic Focus • Profitability High performance objectives for revenue growth, expense control and maintaining strong asset quality • Organic Growth Targeting newer markets, new relationships, enhanced delivery and deeper relationships in more established markets • Shareholder Value Enhancement Effective capital management supporting growth, dividend increases and share repurchases • Emphasis on the Community Bank Difference 7

Strong Performance Source SNL 8 • KBW Honor Roll for 2015 and 2014 • Based on analysis of 10 years EPS results • Only 18 banks admitted from nearly 400 bank universe • S&P Global Market Thrift ranking #6 of Top 50 Rank 2015 Rank 2014 1 Score2 Company Ticker Total assets ($000) ROAA (%) ROATCE (%) Efficiency ratio (%) TBV per sh median 3-yr growth (%) NCO/avg. loans (%) NPLs/loans (%) 2015L4 2015L4 2015L4 2015L4 2015L4 2015L4 2015L4 1 1 169.04 BofI Holding, Inc. BOFI 6,662,215 1.70 18.65 33.50 30.20 -0.01 0.46 2 2 139.86 Hingham Institution for Savings HIFS 1,768,528 1.18 14.81 36.18 13.58 -0.01 0.32 3 85 97.29 Anchor BanCorp Wisconsin Inc. ABCW 2,248,498 6.36 46.78 83.48 33.47 -0.48 2.67 4 9 86.14 Oritani Financial Corp. ORIT 3,512,991 1.64 10.56 42.58 1.97 0.02 0.38 5 4 78.98 Dime Community Bancshares, Inc. DCOM 5,032,872 0.96 10.62 48.52 6.97 -0.03 0.23 6 10 64.15 First Defiance Financial Corp. FDEF 2,297,676 1.19 12.56 61.37 8.06 -0.03 1.52 7 15 60.23 Greene County Bancorp, Inc. (MHC)GCBC 796,806 1.09 12.01 58.52 9.49 0.16 0.94 8 37 50.89 Timberland Bancorp, Inc. TSBK 837,379 1.14 11.17 66.09 7.11 -0.18 2.01 9 66 48.65 Entegra Financial Corp. ENFC 1,031,416 2.51 19.81 75.67 NA 0.02 2.92 10 97 38.44 Flagstar Bancorp, Inc. FBC 13,715,000 1.32 10.69 71.09 13.78 1.15 1.90

Strong Profitability Source Press Release 9 First Quarter Results 2016 2015 Diluted EPS $0.78 $0.69 ROAA 1.23% 1.23% ROAE 10.19% 9.56% Net Interest Margin - TE 3.80% 3.88% Efficiency Ratio 61.32% 62.73% Net C/Os to Avg Loans 0.02% -0.10%

Strong Sales & Service Delivery 10 • Committed to earning our position as Trusted Advisors to our clients and creating long - term profitable relationships • Customer retention rate over 90% for last 7 years • Committed to enhancing customer experiences through technology advancements • Touch ID Apple Pay • Mobile Wallet Mobile Deposit • Online Account Opening EMV Cards • 29% growth in mobile banking year over year • Committed to reaching more customers through digital channel development • 49% of our transactions are now outside of the branch • Committed to growing our communities through our people • Financial literacy champions – sponsoring 14 schools for EverFi Financial Education reaching over 870 students, Junior Achievement and other events

Strong Market Share Deposit Rankings By County Counties Deposits % of FDEF Ranked #1 & #2 5 883,233 50% Ranked #3 & #4 4 645,629 36% Ranked #5 or above 5 251,882 14% By Metro Market Deposits % of Market Toledo MSA 288,800 2.9% Ft Wayne MSA 28,167 0.4% Source SNL data as of April 27, 2016 11 With Significant New Opportunities

Strong Growth F irst Quarter Results Source Press Release 12 $ in 000s 2016 2015 % Total Assets 2,358,931$ 2,201,321$ 7.2% Loans 1,824,986 1,684,518 8.3% Deposits 1,871,157 1,772,693 5.6% Non-Interest Demand 426,053 370,997 14.8% March 31,

Strong Shareholder Returns First Defiance Financial Corp. – Total Return (%) First Defiance Financial Corp. (FDEF) SNL U.S. Banks $1B - $5B Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of most recent financial data. Source SNL data as of June 7, 2016 – Five year 13

Top Five 2016 Initiatives 14 1. Relationship Management • Focus Sales Training and develop Sales Management System 2. Alternative Delivery • Expand digital banking solutions and facilitate customer education 3. Branch Transformation • Adapt sales and service models for improved banking experience 4. Metro Market Growth • Build brand awareness and grow market sh are 5. Deposit Growth • Maintain focus on core organic growth

Financial Highlights 15

Net Income & Earnings Per Share $15,534 $18,664 $22,235 $24,292 $26,423 $7,070 $1.42 $1.81 $2.19 $2.44 $2.82 $0.78 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2011 2012 2013 2014 2015 1Q 2016 Line Graph = Diluted EPS Source : Press releases (Net Income in thousands) 16

Total Assets & Return On Assets $2,068 $2,047 $2,137 $2,179 $2,298 $2,359 0.75% 0.90% 1.08% 1.12% 1.19% 1.23% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% $0 $500 $1,000 $1,500 $2,000 $2,500 2011 2012 2013 2014 2015 1Q 2016 Line Graph = ROA Source : Press releases (In millions) 17

Loan Portfolio Composition Commercial and Industrial 22% Non-Residential Real Estate Loans 43% Multi-Family Residential Real Estate Loans 9% Consumer 1% Construction Loans 8% 1-4 Family Residential Real Estate Loans 11% Home Equity and Improvement 6% Data as of March 31, 2016 Source: Press release and internally prepared calculations for 10 - Q Total = $ 1.889 billion 18

$42,956 $36,375 $33,706 $30,311 $17,582 $18,818 2.08% 1.78% 1.58% 1.39% 0.77% 0.80% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2011 2012 2013 2014 2015 1Q 2016 Line Graph = NPA/Total Assets Source : Press releases Non - performing Assets & NPAs/Assets (In thousands) 19

Net Charge - Offs/Avg. Loans 1.41% 1.18% 0.23% 0.08% - 0.03% 0.02% -0.20% 0.30% 0.80% 1.30% 1.80% 2011 2012 2013 2014 2015 1Q 2016 2016 data as of 03/31/16 (annualized) Source: Press releases 20

Allowance & Coverage of NPLs $33,254 $26,711 $24,950 $24,766 $25,382 $25,668 84.6% 82.0% 89.6% 102.6% 156.1% 145.0% 0.00% 25.00% 50.00% 75.00% 100.00% 125.00% 150.00% 175.00% $0 $10,000 $20,000 $30,000 $40,000 $50,000 2011 2012 2013 2014 2015 1Q 2016 (In thousands) Line Graph = Allowance/NPLs Source : Press releases 21

Quality Securities Portfolio US Government 1% CMO's 31% CDO's 2% MBS's 26% Municipals 40% Data as of March 31, 2016 Source: Press releases and internally prepared calculations for 10 - Q Total = $ 228.1 million 22

Total Deposits & Non - Interest Bearing % $1,596 $1,667 $1,736 $1,761 $1,836 $1,871 20.1% 15.4% 18.9% 21.6% 22.9% 22.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $500 $1,000 $1,500 $2,000 2011 2012 2013 2014 2015 1Q 2016 (In millions) Line Graph = Non - Interest Deposits as % of Total Deposits Source : Press releases 23

Deposit Base Composition Non - Interest Bearing Checking Accounts 23% Interest Bearing Checking & Money Market Accounts 42% Savings Accounts 12% CDs under $100,000 15% CDs over $100,000 8% Total Deposits: $ 1.871 billion 2016 Average Cost of Interest - Bearing Deposits: 0.41% Data as of March 31, 2016, Source: Press release 24

Capital Levels 0% 5% 10% 15% 20% Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Tangible Equity Ratio Common Equity Tier 1 Capital Ratio December 31, 2014 December 31, 2015 March 31, 2016 Well Capitalized Requirement Total Risk Based Capital 10.0% Tier 1 to Risk Weighted Assets 8.0% Tier 1 to Average Assets 5.0% Common Equity Tier 1 Cap. Ratio 6.5% Source: 10 - K and internally prepared calculations for the 10 - Q 25

Net Interest Income & Margin $71,360 $70,661 $69,243 $71,487 $75,960 $19,663 3.88% 3.81% 3.76% 3.68% 3.81% 3.80% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2011 2012 2013 2014 2015 1Q 2016 (In thousands) Bar Graph = Tax - Equivalent Net Int. Inc., Line Graph = Net Interest Margin Source : Press releases 26

Non - Interest Income & Pct of Total Revenue $27,300 $32,240 $31,018 $30,709 $31,781 $8,505 28.1% 31.8% 31.4% 30.6% 30.0% 30.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2011 2012 2013 2014 2015 1Q 2016 (In thousands) Non - Interest Income excluding securities gains/losses and impairment on securities Line Graph = Non - Interest Income as a % of Revenue Source : Press releases 27

Non - Interest Expense & Efficiency Ratio $62,764 $65,780 $65,052 $66,758 $67,889 $17,274 63.6% 63.9% 64.8% 65.3% 63.0% 61.3% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2011 2012 2013 2014 2015 1Q 2016 (In thousands) Line Graph = Efficiency Ratio Source : Press releases 28

Return On Equity & ROTE 5.89% 6.99% 8.39% 8.78% 9.52% 10.19% 7.84% 9.32% 11.15% 11.46% 12.35% 13.20% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 2011 2012 2013 2014 2015 1Q 2016 Line Graph = Return On Tangible Equity Source : Press releases 29

Shareholder Value 30

Maximizing Shareholder Value 31 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 FDEF Earnings per Share Dividends per Share EPS, Dividends and Stock Price Source: Press releases

Maximizing Shareholder Value Strong Five Year Returns First Defiance Financial Corp. – Total Return (%) With Upside Opportunity First Defiance Financial Corp. – Price/EPS (X) First Defiance Financial Corp. (FDEF) SNL U.S. Banks $1B - $5B Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of most recent financial data. Source SNL data as of June 7, 2016 – Five year 32

Maximizing Shareholder Value Source SNL data as of June 7, 2016 Investment Opportunity 33 SNL Index FDEF $1B - $5B Price / Earnings 13.0x 17.4x Price / Book 129.9% 139.3% Price / Tangible Book 167.9% 159.7% Dividend Yield 2.2% 1.9%

Summary • Disciplined management team with proven track record • Reputation of focusing on fundamentals • Strong capital levels • Balance sheet strength – attractive core deposit base • Balanced loan portfolio with a disciplined approach to lending • Well - positioned to grow our balance sheet and geographic footprint, enhancing long - term shareholder value 34

Contact Information Donald P. Hileman , President and CEO (419) 785 - 2210 dhileman@first - fed.com Kevin T. Thompson , Executive Vice President and CFO (419) 783 - 1098 kthompson@first - fed.com 35